Restricted Cash and Investments	12 Months Ended
Jun. 30, 2024
Total Restricted cash and investments [Abstract]
Restricted Cash And Investments	Restricted cash and investments

	SA Rand
Figures in million	2024	2023
Restricted cash	489	475
Restricted investments	6 044	5 687
Total restricted cash and investments	6 533	6 162
Current portion of restricted cash and investments	39	41
Non-current portion of restricted cash and investments	6 494	6 121

Restricted cash
Restricted cash

	SA Rand
Figures in million	2024	2023
Non-current	450	434
Current	39	41
Total restricted cash	489	475

The restricted cash consist of funds set aside for:

	SA Rand
Figures in million	2024	2023
Environmental guarantees and rehabilitation (a)	217	183
Guarantee - Tshiamiso Trust (b)	205	225
PNG communities (c)	45	45
Other	22	22
Total restricted cash	489	475

(a)    The amount primarily relates to funds set aside to serve as collateral against guarantees made to the Department of Mineral Resources and Energy (DMRE) in South Africa for environmental and rehabilitation obligations. Refer to note 24. The funds are invested in short-term money market funds and call accounts, which require third-party approval for release.

(b)    Refer to note 25 for details on the silicosis settlement and the arrangement with the trust. The decrease is as a result of the benefit and admin contributions made, reducing the total that the guarantee is calculated on.

(c)    Relates to monies set aside for affected communities in the group’s PNG operations.